UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 6, 2022

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WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number) WD 40 CO (Commission Company Name)	95-1797918 (I.R.S. Employer Identification Number)

9715 Businesspark Avenue, San Diego, California 92131 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.001 per share	WDFC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Sara K. Hyzer as Chief Financial Officer and Retirement of Jay W. Rembolt

On July 6, 2022, WD-40 Company (the “Company”) announced the appointment of Sara K. Hyzer as Vice President, Finance, Treasurer, and Chief Financial Officer (“CFO”), effective November 1, 2022, and the retirement of Jay W. Rembolt from such positions, effective October 31, 2022.

Ms. Hyzer, age 44, joined the Company in August 2021 as Vice President, Global Finance Strategy. Prior to joining the Company, Ms. Hyzer served over 20 years at PricewaterhouseCoopers LLP (“PwC”). During her last six years at PwC, she served as an audit partner for publicly traded and privately held companies in various industries, including consumer products and life sciences. Ms. Hyzer serves as a member on the Board of Directors of a non-profit organization, SAY San Diego (Social Advocates for Youth). Ms. Hyzer holds a Bachelor of Science in Accounting from Colorado State University. She is a Certified Public Accountant (“CPA”) in the state of California and is a member of the American Institute of Certified Public Accountants. Ms. Hyzer was also a CPA in the state of Massachusetts.

There is no arrangement or understanding between Ms. Hyzer and any other person pursuant to which she was appointed CFO. Furthermore, there are no (i) family relationships between Ms. Hyzer and any director or other executive officer of the Company, or with any person selected or nominated to become an executive officer or a director of the Company or (ii) related party transactions with Ms. Hyzer requiring disclosure pursuant to Item 404 of Regulation S-K. Compensatory arrangements in connection with the planned appointment of Ms. Hyzer as CFO have not been determined and such information shall be disclosed once determined or once it becomes available.

To support this leadership transition, Mr. Rembolt will serve as a strategic advisor until January 6, 2023.

ITEM 7.01.    Regulation FD Disclosure.

On July 6, 2022, the Company issued a press release announcing the planned appointment of Ms. Hyzer as CFO. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The information in Item 7.01, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and is not deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release by WD-40 Company, dated July 6, 2022

104	The cover page from this Current report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: July 6, 2022	/s/ PHENIX Q. KIAMILEV
Phenix Q. Kiamilev
Vice President, General Counsel &
Corporate Secretary